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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2004


                      OPTICAL COMMUNICATION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  000-31861          95-4344224
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(State or other jurisdiction        (Commission     (IRS Employer
of incorporation or organization)   File Number)    Identification No.)

6101 Variel Avenue
Woodland Hills, CA                                           91367
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:           (818) 251-7100


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Item 7.  Financial Statements and Exhibits.

           (c) Exhibits.

               99.1        Press Release of the Registrant dated July 28, 2004

Item 12.  Results Of Operations And Financial Condition

           On July 28, 2004 the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

           This information and Exhibit 99.1 are furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2004                  OPTICAL COMMUNICATION PRODUCTS, INC.
                               a Delaware corporation


                               By:  /s/ Susie L. Nemeti
                                   ----------------------------
                               Susie L. Nemeti
                               Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press Release of the Registrant dated July 28, 2004